EXHIBIT 10.40(j)
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 24b-2

Certain portions of this exhibit have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934. The omitted materials have been filed separately with the Securities and Exchange Commission.

AMENDMENT No. 10 TO LETTER AGREEMENT DCT-015/2004

This Amendment No. 10 to Letter Agreement DCT-015/2004, dated as of November 14, 2006 (“Amendment No. 10”) relates to the Letter Agreement DCT-015/2004 (the “Letter Agreement”) between Embraer - Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and Republic Airline Inc. (“Buyer”) dated March 19, 2004 and which concerns the Purchase Agreement DCT-014/2004 (the “Purchase Agreement”), as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 10 is between Embraer and Buyer, collectively referred to herein as the “Parties”.

This Amendment No. 10 sets forth additional agreements between Embraer and Buyer related to the additional sale of eight (8) Firm EMBRAER 175 Aircraft and related changes to this deal (the “Additional Order”).

Except as otherwise provided for herein all terms of the Letter Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 10 that are not defined herein shall have the meaning given in the Letter Agreement. In the event of any conflict between this Amendment No. 10 and the Letter Agreement the terms, conditions and provisions of this Amendment No. 10 shall control.

NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged Embraer and Buyer hereby agree as follows:

1.	Spare Parts Credit:

1.1	Article 1(ii) of the Letter Agreement shall be deleted and replaced by the following:

“(ii) Spare Parts Credit:  Embraer will provide a spare parts (except for engines, engine related parts and APU), ground support equipment, test equipment credit and *** of ***.  This credit shall be made available to Buyer upon ***.  If for any reason ***, then *** Buyer shall ***. *** only be made available to Buyer in the event there is no outstanding balance due from Buyer to Embraer related to the purchase of such Aircraft.  If *** credit is not so made available to Buyer because *** such credit shall be made available at such time thereafter ***.  Any portion of such credit which remains unused *** shall be deemed to have been waived by Buyer, and no further compensation shall be due from Embraer to Buyer for such *** credit(s).  Such credit(s) shall be applied ***.”

2. Aircraft Purchase Price

2.1	Article 2.4 of the Letter Agreement *** for ***.

3. Special *** Condition: Articles 8.1 and 8.2 of the Letter Agreement shall be deleted and replaced by the following:

“8.1	Notwithstanding any provisions to the contrary contained in this Purchase Agreement including but not limited to Article *** of the Purchase Agreement, the ***, Buyer shall *** shall be ***

***.
8.2	If at any time Embraer shall ***, Embraer shall ***.”
.
4. ***

5. ***

6. ***

7. Schedule 5: Embraer shall ***, and each *** shall ***

8. ***: If ***, Embraer’s *** shall be ***.

9. Code Share Agreements: Notwithstanding the ***, Buyer shall ***. Buyer may ***.

All other provisions of the Letter Agreement which have not been specifically amended or modified by this Amendment No. 10 shall remain valid in full force and effect without any change.
____________
***Confidential
(Signature page follows)

IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 10 to Letter Agreement to be effective as of the date first written above.

EMBRAER - Empresa Brasileira de Aeronáutica S.A.	Republic Airline Inc.

/s/ Frederico Fleury Curado	/s/ Bryan Bedford

Name: Frederico Fleury Curado Title: Executive Vice President Airline Market	Name: Bryan Bedford Title: President

Date: November 14, 2006
Place: Indianapolis

/s/ Jose Luis D. Molina

Name: Jose Luis D. Molina Title: Director of Contracts - Airline Market
Date: November 14, 2006
Place: Sao Jose Dos Campos, SP, Brazil

Witnesses:

Witness: Carlos Martins Dutra	Witness: Lars-Erik Arnell
Name: Carlos Martins Dutra	Name: Lars-Erik Arnell